UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

INOZYME PHARMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39397	38-4024528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Summer Street Suite 400
Boston, Massachusetts		02210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 330-4340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INZY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 26, 2023, Inozyme Pharma, Inc. (the “Company”) issued a press release announcing positive interim safety, pharmacokinetic, pharmacodynamic and exploratory efficacy data from its ongoing Phase 1/2 clinical trials of INZ-701 in adults with ENPP1 Deficiency and ABCC6 Deficiency. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On September 26, 2023, the Company announced positive interim safety, pharmacokinetic, pharmacodynamic and exploratory efficacy data from its ongoing Phase 1/2 clinical trials of INZ-701 in adults with ENPP1 Deficiency and ABCC6 Deficiency.

Summary of Interim Data for Phase 1/2 Clinical Trial of INZ-701 for ENPP1 Deficiency

The ongoing Phase 1/2 clinical trial initially enrolled nine adult patients with ENPP1 Deficiency across three dose cohorts of INZ-701 (0.2 mg/kg (n=3), 0.6 mg/kg (n=3), and 1.8 mg/kg (n=3)).

Exploratory Biomarker Data

Exploratory biomarker data were collected throughout the trial to provide evidence of the potential for disease modification with ongoing treatment with INZ-701. Notable changes in key biomarkers were observed and support the clinical hypothesis, including:

•
Meaningful reduction of fibroblast growth factor-23 (“FGF-23”) observed. Most patients with ENPP1 Deficiency have elevated levels of FGF-23, which leads to increased phosphate wasting and hypophosphatemia, a key driver of osteomalacia and rickets.
•
Serum phosphate levels increased over time, in the absence of phosphate and active vitamin D supplementation, which were withheld from patients during the trial.
•
Statistically significant correlation between increase in plasma pyrophosphate (“PPi”) and decrease in FGF-23 observed at one week post-first dose.
•
Upward trends observed in bone specific alkaline phosphatase levels from baseline, which signal biological activity in bone tissue.

Exploratory Efficacy Data

Outcome measures were collected to assess potential clinical benefit with ongoing treatment with INZ-701 and to inform the design and patient selection of future trials in adolescents and adults. Notable changes in patient reported outcomes and functional outcomes were observed in all cohorts, including:

•
Concordant improvement in Global Impression of Change (“GIC”) scores reported by patients (“P-GIC”) and clinicians (“C-GIC”), and no patient showed a deterioration from baseline.
•
High responder rates in Patient-Reported Outcome Measurement Information Scales (PROMIS) of Pain Intensity, Fatigue and Pain Interference. “Responder” is defined as exhibiting improvement from baseline in >50% of timepoints evaluated.
•
Trend of improvement in 6-minute walk test (“6-MWT”). Subgroup analysis of 6-MWT results showed greater improvement in patients with lower baseline values and stable results over time in patients with higher baseline values.

•
Subgroup analysis of patients who presented with arthritis/arthralgia at baseline showed improvement in 6-MWT, and increased spine bone mineral density and bone mineral content, as measured by dual x-ray absorptiometry.

Pharmacodynamic and Pharmacokinetic Data

•
Rapid, significant, and sustained increase in PPi levels observed in all patients and significant elevation in PPi maintained for up to 18 months.
•
Long half-life of approximately 126 hours and drug accumulation as shown by a greater than dose proportional exposure suggests the potential for once weekly dosing.

Safety Data

•
INZ-701 was generally well-tolerated and exhibited a favorable safety profile, with no serious or severe adverse events attributed to INZ-701 and no adverse events leading to trial withdrawal.
•
Three of nine patients experienced mild adverse events related to INZ-701.
•
Injection site reactions (bruising, hemorrhage, pain, pruritis, and/or swelling) occurred in two of nine patients.
•
Other related adverse events included decreased appetite and fatigue.
•
There were two serious adverse events not related to INZ-701.
•
All nine patients enrolled in the Phase 2 portion of the trial, two of whom subsequently withdrew from the trial. The trial withdrawals were not related to an adverse event.
•
Seven patients remain in the trial and continue on home self-administration of INZ-701 treatment.
•
Time on trial ranged from 98 to over 638 days. Total time on treatment across all cohorts corresponds to approximately 9 patient-years.

Anti-Drug Antibody Data

•
INZ-701 exhibited a favorable immunogenicity profile with low titers of non-neutralizing anti-drug antibodies (“ADAs”) observed in seven of nine patients.
•
The ADA levels were transient in three of seven patients.

Summary of Interim Data for Phase 1/2 Clinical Trial of INZ-701 for ABCC6 Deficiency

The ongoing Phase 1/2 clinical trial enrolled ten adult patients with ABCC6 Deficiency across three dose cohorts of INZ-701 (0.2 mg/kg (n=3), 0.6 mg/kg (n=3), and 1.8 mg/kg (n=4)).

Exploratory Efficacy Data

Clinical outcome measures were collected to provide evidence of clinical benefit and to inform the design of future trials in adults. Notable changes in GIC, a patient reported outcome, were observed, including:

•
The majority of timepoints showed improvement in GIC scores reported by P-GIC and C-GIC.
•
All patients (n=9) showed improvement on C-GIC, and seven of nine patients showed improvement from baseline on P-GIC at last follow-up.

Pharmacodynamic and Pharmacokinetic Data

•
Rapid increase in PPi levels observed in all cohorts with a dose response observed.
•
PPi showed sustained increase in the highest dose cohort (1.8 mg/kg) to levels comparable to those observed in the Company’s study of healthy subjects.
•
Pharmacokinetic properties were consistent with those observed in the Phase 1/2 clinical trial in adults with ENPP1 Deficiency.

Safety Data

•
INZ-701 was generally well-tolerated and exhibited a favorable safety profile, with no serious or severe adverse events.
•
All adverse events were mild to moderate in severity.
•
Seven of 10 patients experienced adverse events related to INZ-701.
•
Injection site reactions (discoloration, discomfort, erythema, induration, pain, pruritis, warmth) occurred in seven of 10 patients.
•
Other related adverse events were fatigue, night sweats and urticaria.
•
One patient from the highest dose cohort was withdrawn from the Phase 1 portion of the trial at day 18 due to a moderate adverse event (erythema/urticaria) related to INZ-701.
•
One patient withdrew from the trial during the Phase 2 portion, which was not related to an adverse event.
•
Eight patients remain in the trial and seven continue on home self-administration of INZ-701 treatment.
•
Time on trial ranged from 18 to over 518 days. Total time on treatment across all cohorts corresponds to approximately 9.1 patient-years.

ADA Data

•
INZ-701 exhibited a favorable immunogenicity profile with low titers of non-neutralizing ADAs observed in eight of 10 patients.
•
The ADA levels were transient in three of eight patients.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release dated September 26, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the availability of data from clinical trials, and the potential benefits of INZ-701. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the Company’s ability to conduct its ongoing clinical trials of INZ-701 for ENPP1 Deficiency and ABCC6 Deficiency; enroll patients in ongoing and planned trials; obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in preclinical studies and clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; advance the development of its product candidates under the timelines it anticipates in planned and future clinical trials; obtain, maintain, and protect intellectual property rights related to its product candidates; manage expenses; comply with covenants under its outstanding loan agreement; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOZYME PHARMA, INC.

Date:	September 26, 2023	By:	/s/ Douglas A. Treco
Name: Douglas A. Treco Title: Chief Executive Officer